SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
              Securities and Exchange Act of 1934



                 Date of Report: March 31, 1998

     (Exact name of registrant as specified in its charter)
              RODMAN & RENSHAW CAPITAL GROUP, INC.

(State or other jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)          Identification No.)
       Delaware                     1-9143                 33-3111956



            (Address of Principal Executive Office)
233 S. Wacker Drive, Suite 4500       Alan Nisselson, Esq.
Chicago, Illinois 60606               Interim Chapter 7 Trustee
(312) 526-2000                        Brauner Baron Rosenzweig & Klein, LLP
* this office has been closed due to  61 Broadway, 18th Floor
bankruptcy filing                     New York, New York 10006
     (212) 797-9100

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On March 18, 1998, Rodman & Renshaw Capital Group, Inc. (and its subsidiary Rodman & Renshaw, Inc.) filed for relief under Chapter 7 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Southern District of New York, case numbers 98 B 41902 (AJG) and 98 B 41901
(AJG), respectively. On March 18, 1998, Alan Nisselson, Esq. was appointed Interim Chapter 7 Trustee.


ITEM 5. OTHER EVENTS

     On March 30, 1998, Rodman & Renshaw Capital Group, Inc. filed with the Securties and Exchange Commission a Form 15 to suspend the duty to file reports pursuant to Rule 12h-3(b)(1)(i) of the Securities Exchange Act of 1934. The Form 15 covered Common Stock with a par value of $.09 per share.

				SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 1998

Rodman & Renshaw Capital Group, Inc.
              (Registrant)





By:/s/_______________________________
Alan Nisselson
Interim Chapter 7 Trustee
Brauner Baron Rosenzweig & Klein, LLP
61 Broadway, 18th Floor
New York, New York 10006